Employee Benefit Plans	12 Months Ended
Dec. 31, 2015
Employee Benefit Plans
Note 17	Employee Benefit Plans

The Company provides benefits to its employees by offering employees participation in certain defined contribution plans. The employee benefit plans through which TSYS provided benefits to its employees during 2015 are described as follows:

RETIREMENT SAVINGS AND STOCK PURCHASE PLANS:    TSYS maintains a single plan, the Retirement Savings Plan, which is designed to reward all team members of TSYS U.S.-based companies with a uniform employer contribution. The terms of the plan provide for the Company to match 100% of the employee contribution up to 4% of eligible compensation. The Company can make discretionary contributions up to another 4% based upon business conditions.

The Company also maintains a stock purchase plan for employees. The Company contributes 15% of employee contributions. The funds are used to purchase presently issued and outstanding shares of TSYS common stock on the open market at fair market value for the benefit of participants. The Company’s contributions to the plans charged to expense for the years ended December 31, 2015, 2014 and 2013 are as follows:

(in thousands)	2015	2014	2013
TSYS Retirement Savings Plan	$24,169	17,531	14,506
TSYS Stock Purchase Plan	1,378	1,288	1,236

POSTRETIREMENT MEDICAL BENEFITS PLAN:    TSYS provides certain medical benefits to qualified retirees through a postretirement medical benefits plan, which is immaterial to the Company’s consolidated financial statements. The measurement of the benefit expense and accrual of benefit costs associated with the plan do not reflect the effects of the 2003 Medicare Act. Additionally, the benefit expense and accrued benefit cost associated with the plan, as well as any potential impact of the effects of the 2003 Medicare Act, are not significant to the Company’s consolidated financial statements.